                                                                    EXHIBIT 99.1

                                                           For Immediate Release


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
         REPORTS 18% INCREASE IN AFFO AND 19% INCREASE IN FFO PER SHARE
                 IN FOURTH QUARTER RESULTS AND DECLARES DIVIDEND

DENVER, COLORADO, January 25, 2001

         Apartment Investment and Management Company (NYSE:AIV) ("AIMCO") announced that its Adjusted Funds From Operations ("AFFO"), AIMCO's measure of economic profitability, for the fourth quarter of 2000 equaled $113 million or $1.16 per common share, compared to $83 million or $0.98 per common share for the fourth quarter of 1999, an increase of 18.4% on a per share basis.

         AIMCO announced that its Funds From Operations ("FFO") for the fourth quarter of 2000 equaled $124 million or $1.27 per common share, compared to $91 million or $1.07 per common share for the fourth quarter of 1999, an increase of 18.7% on a per share basis.

         Fourth quarter 2000 "same store" sales for the 540 apartment communities containing 148,069 units owned during both 2000 and 1999, applying AIMCO's ownership interest in these "same store" apartment communities, showed a 6.5% increase in Net Operating Income, a 5.6% increase in revenues, and a 4.1% increase in operating expenses from the fourth quarter of 1999.

         Weighted average physical occupancy for the 540 apartment communities was 94.2% as of December 31, 2000, compared to 94.6% as of December 31, 1999. Average monthly rent per occupied unit was $666 at December 31, 2000 compared to $637 at December 31, 1999.

         In the quarter, AIMCO completed $897 million in acquisitions, dispositions, and mortgage-financing transactions. AIMCO acquired eight properties in separate purchase transactions for $99 million. AIMCO purchased $77 million of limited partnership interests. AIMCO sold 28 apartment communities and one commercial property for a total of $233 million of which AIMCO's share of the dispositions was $89 million with a GAAP gain of $12.1 million and AFFO gain of $4.8 million. Fourth quarter refinancing activity included the closing of $488 million of new mortgages at a weighted-average interest rate of 7.55%.

         On January 24, 2001, the Board of Directors increased the quarterly cash dividend to $0.78 per common share for the quarter ended December 31, 2000, payable on February 9, 2001 to shareholders of record on February 2, 2001. The increased dividend is equivalent to an annualized dividend rate of $3.12 per common share, an 11% increase from the previous annual dividend rate of $2.80. The increased dividend represents a distribution of 67.2% of AFFO and 61.4% of FFO for the quarter ended December 31, 2000 and a 6.5% yield based on the closing price of AIMCO's Class A Common Stock of $47.94 as of January 24, 2001.

         AFFO, which is AIMCO's measure of economic profitability, is defined as FFO less an estimated reserve for capital replacements of $300 per apartment unit. The Company's management believes that FFO, less such a reserve, provides investors with an understanding of the Company's ability to incur and service debt and make capital expenditures. The Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss), computed in accordance with generally accepted accounting principles, excluding gains and losses from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures. AIMCO calculates FFO based on the NAREIT definition, as adjusted for minority interest in the AIMCO Operating Partnership, amortization of goodwill, the non-cash deferred portion of the income tax provision for unconsolidated subsidiaries, TOPR's interest expense, and less the payment of dividends on non-dilutive preferred stock. FFO should not be considered an alternative to net income or net cash flows from operating activities, as calculated in accordance with GAAP, as an indication of the Company's performance or as a measure of liquidity. FFO is not necessarily indicative of cash available to fund future cash needs. In addition, there can be no assurance that the Company's basis for computing FFO is comparable with that of other real estate investment trusts.

         The fourth quarter 2000 earnings conference call will be conducted on Friday, January 26, 2001 at 11:00 a.m. Eastern time. You may participate in the conference call by dialing 1-800-374-0616 approximately five minutes before the conference call is scheduled to begin and indicating that you wish to join the Apartment Investment and Management Company fourth quarter 2000 earnings conference call.

         AIMCO is a real estate investment trust with headquarters in Denver, Colorado and 25 regional operating centers, which holds a geographically diversified portfolio of apartment communities. AIMCO, through its subsidiaries, operates approximately 1,720 properties, including approximately 326,000 apartment units, and serves approximately one million residents. AIMCO's properties are located in 47 states, the District of Columbia and Puerto Rico.

Summary (dollars in thousands, except per share data):

                                        Three Months      Three Months          Year              Year
                                           Ended             Ended             Ended             Ended
                                        December 31,      December 31,      December 31,      December 31,
                                            2000              1999              2000              1999
                                        ------------      ------------      ------------      ------------
Funds From Operations                   $    123,920      $     90,819      $    439,831      $    321,359
Adjusted Funds From Operations               112,801            82,651           399,464           292,644
Net Income                                    31,237            23,541            99,178            77,527
Net Income Allocable to Common
    Shareholders                              12,897             9,763            35,995            24,074
Per Common Share:
Funds From Operations                   $       1.27      $       1.07      $       4.81      $       4.08
Adjusted Funds From Operations                  1.16              0.98              4.36              3.72
Basic Earnings Per Share                        0.18              0.15              0.53              0.39
Diluted Earnings Per Share                      0.19              0.15              0.52              0.38
Payout Ratios:
Funds From Operations                           61.4%             65.4%             59.9%             63.1%
Adjusted Funds From Operations                  67.2%             71.4%             65.9%             69.2%

Summary financial statements and fact sheet follow.

Contact:          Peter Kompaniez, President (714) 593-1733
                  Paul McAuliffe, Executive Vice President and Chief Financial Officer (303) 691-4339
                  E-Mail: investor@aimco.com
                  Web Site: http://www.aimco.com

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE THREE

                    CONSOLIDATED STATEMENTS OF OPERATIONS [a]
                 (in thousands, except per share and unit data)
                                   (unaudited)

                                                                     FOR THE THREE MONTHS ENDED            FOR THE YEAR ENDED
                                                                             DECEMBER 31,                      DECEMBER 31,
                                                                    -----------------------------     -----------------------------
                                                                        2000             1999             2000             1999
                                                                    ------------     ------------     ------------     ------------
RENTAL PROPERTY OPERATIONS:
Rental and other property revenues                                  $    297,537     $    184,696     $  1,051,000     $    533,917
Property operating expenses [c]                                         (123,742)         (78,062)        (426,177)        (214,693)
Owned property management expense [b]                                     (3,949)          (1,176)         (13,663)          (1,650)
Depreciation                                                            (100,194)         (48,675)        (323,321)        (131,753)
                                                                    ------------     ------------     ------------     ------------
Income from property operations                                           69,652           56,783          287,839          185,821
                                                                    ------------     ------------     ------------     ------------

SERVICE COMPANY BUSINESS:
Management fees and other income [b] [c]                                  12,827           14,810           49,692           39,272
Management and other expenses                                            (13,906)             413          (37,509)         (25,470)
                                                                    ------------     ------------     ------------     ------------
Income from service company business                                      (1,079)          15,223           12,183           13,802
                                                                    ------------     ------------     ------------     ------------

General and administrative expenses [d]                                    1,796           (2,123)          (7,813)         (10,430)
Interest expense                                                         (79,368)         (47,708)        (270,730)        (140,094)
Interest income [e]                                                       18,888           21,667           69,127           60,039
Equity in earnings (losses) of other partnerships [f]                     12,107           (9,852)           7,618           (4,467)
Equity in earnings (losses) of unconsolidated subsidiaries [g]            (4,827)          (6,188)          (4,272)         (12,414)
Minority interest in other partnerships                                    7,105             (998)          (3,872)            (900)
Amortization of goodwill                                                  (1,730)             (34)          (6,698)          (5,860)
                                                                    ------------     ------------     ------------     ------------
INCOME FROM OPERATIONS                                                    22,544           26,770           83,382           85,497

Gain on disposition of properties                                         12,101           (2,115)          26,335           (1,785)
                                                                    ------------     ------------     ------------     ------------
INCOME BEFORE MINORITY INTEREST IN OPERATING PARTNERSHIP                  34,645           24,655          109,717           83,712

Minority interest in operating partnership                                (3,408)          (1,114)         (10,539)          (6,185)
                                                                    ------------     ------------     ------------     ------------
NET INCOME                                                          $     31,237     $     23,541     $     99,178     $     77,527
                                                                    ============     ============     ============     ============

Net income allocable to preferred shareholders                      $     18,340     $     13,778     $     63,183     $     53,453
                                                                    ============     ============     ============     ============
Net income allocable to common shareholders                         $     12,897     $      9,763     $     35,995     $     24,074
                                                                    ============     ============     ============     ============

Weighted average number of common shares outstanding                      70,366           65,805           67,572           62,242
                                                                    ============     ============     ============     ============
Weighted average number of common shares and common share
  equivalents outstanding                                                 71,942           66,148           69,063           63,446
                                                                    ============     ============     ============     ============

Basic earnings per share                                            $       0.18     $       0.15     $       0.53     $       0.39
                                                                    ============     ============     ============     ============
Diluted earnings per share                                          $       0.18     $       0.15     $       0.52     $       0.38
                                                                    ============     ============     ============     ============

[a] See page five for AIMCO's free cash flow from business segments from consolidated and unconsolidated entities

[b] In accordance with consolidation accounting principles, $7.0 million and $25.2 million of management fee income for the three months and year ended December 31, 2000, respectively, were eliminated from the service company business and the associated expense was accordingly eliminated from rental property operations

[c] In accordance with consolidation accounting principles, $5.9 million and $14.1 million of reimbursement fee income for the three months and year ended December 31, 2000, were eliminated from the service company business and the associated expense was accordingly eliminated from rental property operations

[d] General and administrative expenses of $6.3 million and $10.3 million have been classified with other expenses of the service company business for the three months and year ended December 31, 2000 respectively

[e] In fourth quarter of 2000, interest income included $5.9 million of interest income on discounted notes receivable

[f] In fourth quarter of 2000, represents AIMCO's share of earnings from 122,829 apartment units in which AIMCO holds an equity interest

[g] Represents AIMCO's share of earnings from unconsolidated service company business

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE FOUR

            FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                                  FOR THE THREE MONTHS ENDED             FOR THE YEAR ENDED
                                                                         DECEMBER 31,                        DECEMBER 31,
                                                                ------------------------------      ------------------------------
                                                                    2000              1999              2000              1999
                                                                ------------      ------------      ------------      ------------
OPERATING ACTIVITIES:
Income before minority interest in Operating Partnership        $     34,645      $     24,655      $    109,716      $     83,712
Gain on disposition of properties                                    (12,101)            2,115           (26,334)            1,785
Real estate depreciation, net of minority interests                   95,820            42,124           302,109           121,689
Real estate depreciation related to unconsolidated entities            8,125            30,804            59,360           104,764
Amortization of goodwill                                               1,825              (623)            7,348             6,743
Amortization of recoverable amount of management contracts             4,072            (2,138)            4,720            29,988
Deferred taxes (charged) benefit                                      (2,521)           (1,339)              154             1,763
Preferred stock dividends and distributions                           (6,530)           (7,208)          (26,112)          (33,943)
TOPR's interest expense                                                  585             2,429             8,869             4,858
                                                                ------------      ------------      ------------      ------------
FUNDS FROM OPERATIONS                                                123,920            90,819           439,830           321,359

Recurring Capital Replacements                                       (11,119)           (8,168)          (40,367)          (28,715)
                                                                ------------      ------------      ------------      ------------
ADJUSTED FUNDS FROM OPERATIONS                                  $    112,801      $     82,651      $    399,463      $    292,644
                                                                ============      ============      ============      ============

Weighted average common shares, common shares equivalent
   and Operating Partnership units outstanding:
    Common stock and common stock equivalents                         89,401            78,964            84,651            72,360
    Operating Partnership units                                        8,433             5,771             6,855             6,313
                                                                ------------      ------------      ------------      ------------
                                                                      97,834            84,735            91,506            78,673
                                                                ============      ============      ============      ============

PER COMMON SHARE:
Funds From Operations                                           $       1.27      $       1.07      $       4.81      $       4.08
Adjusted Funds From Operations                                  $       1.16      $       0.98      $       4.37      $       3.72
Dividends Declared                                              $      0.780      $      0.700      $      2.880      $      2.575

PAYOUT RATIOS:
Funds From Operations                                                   61.4%             65.4%             59.9%             63.1%
Adjusted Funds From Operations                                          67.2%             71.4%             65.9%             69.2%

                                                                                                       PERCENTAGE
OTHER DATA:                                                DECEMBER 31, 2000   DECEMBER 31, 1999   INCREASE (DECREASE)
-----------                                                -----------------   -----------------   -------------------

Same store:
   Weighted average physical occupancy                                  94.2%             94.6%             (0.4)%
   Average monthly rent per occupied unit                       $        666      $        637               4.6%
                                                                ------------      ------------      ------------

Total portfolio:
   Weighted average physical occupancy                                  92.7%             93.1%             (0.4)%
   Average monthly rent per occupied unit                       $        669      $        631               6.0%

                                                                                                       PERCENTAGE
SELECTED BALANCE SHEET DATA:                               DECEMBER 31, 2000   DECEMBER 31, 1999   INCREASE (DECREASE)
----------------------------                               -----------------   -----------------   -------------------

Real estate, net                                                $  5,752,277      $  4,096,200              40.4%
Investments in unconsolidated real estate partnerships               516,819           891,449             (42.0)%
Total assets                                                       7,203,931         5,684,471              26.7%
Total indebtedness                                                 3,993,908         2,584,289              54.5%
Total liabilities                                                  4,293,480         2,878,709              49.1%
Minority interest in operating partnership                           328,129           225,381              45.6%
Stockholders' equity                                               2,503,386         2,262,348              10.7%


APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE FIVE

                      FREE CASH FLOW FROM BUSINESS SEGMENTS

                                                                                     CONSOLIDATED  UNCONSOLIDATED   TOTAL     %

REAL ESTATE

      Conventional
         Average monthly rent greater than $800 per unit (21,797 equivalent units)   $     41,200   $      7,829   $ 49,029   23.2%
         Average monthly rent $700 to $800 per unit (14,097 equivalent units)              21,551          3,199     24,750   11.7%
         Average monthly rent $600 to $700 per unit (33,812 equivalent units)              40,181          4,858     45,039   21.4%
         Average monthly rent $500 to $600 per unit (36,501 equivalent units)              32,361          4,996     37,357   17.7%
         Average monthly rent less than $500 per unit (14,041 equivalent units)            10,881          1,005     11,886    5.6%
                                                                                     ------------   ------------   --------  -----

              Subtotal conventional real estate contribution to Free Cash Flow            146,174         21,887    168,061   79.6%

      Affordable  (17,269 equivalent units)                                                11,344          3,744     15,088    7.2%
      College housing (average rent of $663 per month)  (2,421 equivalent units)            3,022            378      3,400    1.6%
      Other real estate                                                                       412          4,806      5,218    2.5%
      Resident services                                                                        24             41         65    0.0%
      Minority interest                                                                   (13,243)            --    (13,243)  (6.3)%
                                                                                     ------------   ------------   --------  -----

         TOTAL REAL ESTATE CONTRIBUTION TO FREE CASH FLOW                                 147,733         30,856    178,589   84.6%

  SERVICE BUSINESSES

      Management contracts (property and asset management)
         Controlled properties                                                             (6,088)         7,027        939    0.4%
         Third party with terms in excess of one year                                          --            613        613    0.3%
         Third party cancelable in 30 days                                                     --            130        130    0.1%
                                                                                     ------------   ------------   --------  -----

              Subtotal management contracts contribution to free cash flow                 (6,088)         7,770      1,682    0.8%
      Buyers Access                                                                            --             99         99    0.0%
      Other service businesses                                                              1,444          2,050      3,494    1.7%
                                                                                     ------------   ------------   --------  -----

         TOTAL SERVICE BUSINESSES CONTRIBUTION TO FREE CASH FLOW                           (4,644)         9,919      5,275    2.5%

  INTEREST INCOME
      General partner loan interest                                                         7,473          2,442      9,915    4.7%
      Notes receivable from officers                                                          405             --        405    0.2%
      Other notes receivable                                                                  420             --        420    0.2%
      Money market and interest bearing accounts                                            4,668             --      4,668    2.2%
                                                                                     ------------   ------------   --------  -----
              Subtotal interest income                                                     12,966          2,442     15,408    7.3%
      Accretion of loan discount                                                            5,922             --      5,922    2.8%
                                                                                     ------------   ------------   --------  -----

         TOTAL INTEREST INCOME CONTRIBUTION TO FREE CASH FLOW                              18,888          2,442     21,330   10.1%

  FEES AND OTHER NON-RECURRING INCOME
      Disposition Fees                                                                        716            164        880    0.4%
      Refinancing Fees                                                                      2,849            220      3,069    1.5%
                                                                                     ------------   ------------   --------  -----

         TOTAL FEES AND OTHER NON-RECURRING INCOME CONTRIBUTION TO FREE CASH FLOW           3,565            384      3,949    1.9%
                                                                                     ------------   ------------   --------  -----

  General and Administrative Expense                                                        1,796             --      1,796    0.9%
                                                                                     ------------   ------------   --------  -----

FREE CASH FLOW                                                                            167,338         43,601    210,939  100.0%

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE SIX

                                                                                             BASIC                       DILUTED
                                                                           ------------------------------------------  ------------
                                                                           CONSOLIDATED  UNCONSOLIDATED     TOTAL         TOTAL

FREE CASH FLOW                                                                  167,338         43,601        210,939       210,939

COST OF SENIOR CAPITAL
   Interest expense:
          Secured debt
               Long-term, fixed rate                                            (67,852)       (13,051)       (80,903)      (80,903)
               Long-term, variable rate                                            (210)       (12,203)       (12,413)      (12,413)
               Short-term                                                        (2,596)          (259)        (2,855)       (2,855)
          Lines of credit and other unsecured debt                              (10,251)        (1,530)       (11,781)      (11,781)
          Interest expense on convertible preferred securities                     (585)            --           (585)           --
          Interest capitalized                                                    2,126             --          2,126         2,126
                                                                           ------------   ------------   ------------  ------------
               Total interest expense before minority interest                  (79,368)       (27,043)      (106,411)     (105,826)
          Minority interest share of interest expense                            14,895             --         14,895        14,895
                                                                           ------------   ------------   ------------  ------------
               Total interest expense after minority interest                   (64,473)       (27,043)       (91,516)      (90,931)

   Preferred equity dividends                                                   (21,196)            --        (21,196)       (7,207)
                                                                           ------------   ------------   ------------  ------------

       CONTRIBUTION BEFORE NON-CASH CHARGES AND OWNERSHIP ADJUSTMENTS            81,669         16,558         98,227       112,801

   Non-structural depreciation, net of capital replacements                      (3,421)         1,042         (2,379)       (2,379)
   Amortization of intangible assets                                             (1,730)        (4,166)        (5,896)       (5,896)
   Gain (loss) on sales of real estate, net of minority interest                  8,398             --          8,398         8,398
   Deferred tax provision                                                            --          2,521          2,521         2,521
                                                                           ------------   ------------   ------------  ------------

          EARNINGS BEFORE STRUCTURAL DEPRECIATION                                84,916         15,955        100,871       115,445

   Structural depreciation, net of minority interest in other entities          (79,826)        (6,917)       (86,743)      (86,743)
   Interest expense on convertible debt                                              --             --             --          (585)
   Dividends on preferred securities                                                 --             --             --       (13,989)
                                                                           ------------   ------------   ------------  ------------

          NET INCOME (LOSS)                                                       5,090          9,038         14,128        14,128

   Gain (loss) on sales of real estate, net of minority interest                 (8,398)            --         (8,398)       (8,398)
   Structural depreciation, net of minority interest in other entities           79,826          6,917         86,743        86,743
   Non-structural depreciation, net of minority interest in other entities       12,291          1,207         13,498        13,498
   Amortization of intangible assets                                              1,730          4,166          5,896         5,896
   Deferred tax provision                                                            --         (2,521)        (2,521)       (2,521)
   Interest expense on convertible debt                                              --             --             --           585
   Dividends on preferred securities                                                 --             --             --        13,989
                                                                           ------------   ------------   ------------  ------------

          FUNDS FROM OPERATIONS                                                  90,539         18,807        109,346       123,920

   Capital replacement reserve                                                   (8,870)        (2,249)       (11,119)      (11,119)
                                                                           ------------   ------------   ------------  ------------

          ADJUSTED FUNDS FROM OPERATIONS                                   $     81,669   $     16,558   $     98,227  $    112,801
                                                                           ============   ============   ============  ============

                                                                                                               EARNINGS
                                                                              EARNINGS         SHARES         PER SHARE
                                                                           ------------     ------------     ------------

EBSD
    Basic                                                                  $    100,871           78,831
    Diluted                                                                     115,445           97,834
Net Income (Loss)
    Basic                                                                        14,128           78,831     $       0.18
    Diluted                                                                      14,128           80,376     $       0.18
FFO
    Basic                                                                       109,346           78,831
    Diluted                                                                     123,920           97,834
AFFO
    Basic                                                                        98,227           78,831
    Diluted                                                                     112,801           97,834

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE SEVEN

                                                                                AIMCO's          AIMCO's          AIMCO's
                                               Total            Total          Effective        Effective         Average
               Ownership %                 # Properties        # Units       # Properties        # Units        Ownership %
               -----------                 ------------     ------------     ------------     ------------     ------------

I. CONSOLIDATED/UNCONSOLIDATED
   CONSOLIDATED REAL ESTATE:
                              100%                  255           64,666              255           64,666              100%
                  50.00% to 99.99%                  243           71,814              167           49,296               69%
                  <4.99% to 49.99%                   28            6,311                7            1,625               26%
                                           ------------     ------------     ------------     ------------     ------------

                            Total                   526          142,791              429          115,587               81%
                                           ------------     ------------     ------------     ------------     ------------

    UNCONSOLIDATED REAL ESTATE:
                              100%                    3              700                3              700              100%
                  50.00% to 99.99%                   68           18,189               48           12,625               69%
                  25.00% to 49.99%                  195           39,817               73           14,964               38%
                   5.00% to 24.99%                  339           49,406               48            7,090               14%
                           < 4.99%                  118           14,717                1              188                1%
                                           ------------     ------------     ------------     ------------     ------------

                            Total                   723          122,829              173           35,567               29%
                                           ------------     ------------     ------------     ------------     ------------

    TOTAL OWNED PORTFOLIO:
                              100%                  258           65,366              258           65,366              100%
                  50.00% to 99.99%                  311           90,003              215           61,921               69%
                  25.00% to 49.99%                  223           46,128               80           16,589               36%
                   5.00% to 24.99%                  339           49,406               48            7,090               14%
                           < 4.99%                  118           14,717                1              188                1%
                                           ------------     ------------     ------------     ------------     ------------

                            Total                 1,249          265,620              602          151,154               57%
                                           ------------     ------------     ------------     ------------     ------------

II. CONVENTIONAL/GOVERNMENT ASSISTED
    CONVENTIONAL REAL ESTATE:
                              100%                  234           59,978              234           59,978              100%
                  50.00% to 99.99%                  277           84,564              190           57,908               68%
                  25.00% to 49.99%                  121           28,930               48           11,369               39%
                   5.00% to 24.99%                   93           21,345               15            3,507               16%
                           < 4.99%                   37            6,480               --               66                1%
                                           ------------     ------------     ------------     ------------     ------------

                            Total                   762          201,297              487          132,828               66%
                                           ------------     ------------     ------------     ------------     ------------

    GOVERNMENT ASSISTED REAL ESTATE:
                              100%                   24            5,388               24            5,388              100%
                  50.00% to 99.99%                   34            5,439               25            4,013               74%
                  25.00% to 49.99%                   88           14,040               31            4,904               35%
                   5.00% to 24.99%                  259           31,023               34            3,898               13%
                           < 4.99%                   82            8,433                1              123                1%
                                           ------------     ------------     ------------     ------------     ------------

                            Total                   487           64,323              115           18,326               28%
                                           ------------     ------------     ------------     ------------     ------------

    TOTAL OWNED PORTFOLIO:
                              100%                  258           65,366              258           65,366              100%
                  50.00% to 99.99%                  311           90,003              215           61,921               69%
                  25.00% to 49.99%                  209           42,970               79           16,273               38%
                   5.00% to 24.99%                  352           52,368               49            7,405               14%
                           < 4.99%                  119           14,913                1              189                1%

                                           ------------     ------------     ------------     ------------     ------------

                            Total                 1,249          265,620              602          151,154               57%
                                           ============     ============     ============     ============     ============

III. MANAGEMENT CONTRACTS

    MANAGEMENT CONTRACTS:
         Long Term Contractual                      199           25,541
         Short Term Third Party                     272           35,128
                                           ------------     ------------

                            Total                   471           60,669
                                           ------------     ------------

IV.  TOTAL PORTFOLIO                              1,720          326,289
                                           ============     ============

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE EIGHT


                            BALANCE SHEET INFORMATION
                      (in thousands, except per share data)
                                   (unaudited)

PROPERTY DEBT:

     Consolidated vs. Unconsolidated:

                                                                    Amount         Wtd Avg. Rate
                                                                 ------------      -------------

          Consolidated:
               Fixed                                             $  3,477,831              7.97%
               Variable                                               172,337              6.38%
                                                                 ------------
               Sub-Total Consolidated                               3,650,168

               Minority Interest                                     (592,421)

                                                                 ------------      ------------
               Sub-Total Consolidated less Minority Interest     $  3,057,747              7.89%

          Unconsolidated
               Fixed                                                  790,303              7.18%
               Variable                                               353,515              5.96%

                                                                 ------------      ------------
               Sub-Total Unconsolidated                             1,143,818              6.80%

                                                                 ------------      ------------
          Grand Total                                            $  4,201,565              7.63%
                                                                 ============      ============

CORPORATE DEBT:

          Credit Facility Balance                                $    254,700              9.16%
          Oxford Term Loan                                            137,040             10.50%

ACQUISITIONS FOR THE QUARTER ENDED DECEMBER 31, 2000:

     Real Estate Apartment Properties Acquired:                  $     99,212

     Limited Partner Equity Interests                            $     77,400

COMMON SHARES OUTSTANDING (IN THOUSANDS):

          Common Stock                                                 71,337
          OP Units                                                      8,341
                                                                 ------------

                                                                       79,678
                                                                 ============

PREFERRED STOCK:

                                                                    Amount           Coupon
                                                                 ------------     ------------

          PERPETUAL:
          Class C                                                $     60,000             9.00%
          Class D                                                     105,000             8.75%
          Class G                                                     101,250             9.38%
          Class H                                                      50,000             9.50%
                                                                 ------------

          Total                                                  $    316,250
                                                                 ============


          CONVERTIBLE:
          Class B                                                $     41,947             9.20%
          Class K                                                     125,000             8.00%
          Class L                                                     125,000             8.10%
          Class M                                                      30,000             8.50%
          Class N                                                     100,000             9.00%
          Class O                                                     100,000             9.00%
          Class B Partnership Preferred OP Units                       35,000             7.75%
          Preferred OP Units                                           96,251             8.74%
          TOPRs                                                        32,330             6.50%
                                                                 ------------

          Total                                                  $    685,528
                                                                 ============

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE NINE

SAME STORE SALES - DECEMBER QTD 2000
TOP 40 MARKETS

(Ownership Effected)
(In thousands, except property and per unit data)

                                                                                          DECEMBER 2000               DECEMBER 1999
                                                                              --------------------------------------  -------------
M S A                                  SITES       UNITS          OWN          REVENUE       EXPENSE        N O I        REVENUE
-----                                  ------    ----------    ----------     ----------    ----------    ----------    ----------

Washington                                 16         9,307          64.8%        16,279         5,042        11,237        14,287
Phoenix-Mesa                               32         8,089          90.2%        12,991         5,022         7,969        12,724
Chicago                                    16         4,771          81.9%        11,781         3,885         7,896        11,066
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Houston                                    38        10,262          79.4%        13,181         6,408         6,773        13,313
Atlanta                                    23         5,831          72.6%         9,251         3,321         5,930         8,837
Tampa-St. Petersburg-Clearwater            18         4,921          79.2%         6,849         2,709         4,140         6,440
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Dallas                                     21         5,610          62.7%         6,495         2,424         4,071         6,374
Philadelphia                                5         3,116          61.2%         5,956         2,058         3,899         5,392
Indianapolis                               13         5,115          74.1%         6,215         2,348         3,866         5,720
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Miami                                       7         2,379          74.8%         5,403         2,031         3,371         4,944
Orlando                                    12         3,500          81.1%         5,324         1,968         3,356         5,198
Denver                                      8         2,389          66.4%         3,905         1,030         2,875         3,477
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Nashville                                  10         3,390          70.6%         4,453         1,763         2,689         4,570
Fort Wayne                                  3         2,459          93.2%         4,390         1,884         2,506         3,759
San Antonio                                16         3,602          97.9%         5,136         2,657         2,479         5,036
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Middlesex-Somerset-Hunterdon                5         1,960          62.4%         3,329         1,010         2,319         3,088
Grand Rapids-Muskegon-Holland               4         2,753          99.2%         5,105         2,837         2,267         4,373
Salt Lake City-Ogden                        6         2,116          73.9%         2,845           882         1,963         2,720
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Raleigh-Durham-Chapel Hill                  9         2,419          68.1%         3,083         1,166         1,917         3,093
Tucson                                      6         1,866         100.0%         2,998         1,084         1,914         2,926
Jacksonville                                7         2,055          78.2%         2,910         1,187         1,723         2,789
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Norfolk-Virginia Beach-Newport News         8         1,562          95.3%         2,567         1,027         1,540         2,400
Orange County                               2           824          89.0%         1,922           538         1,383         1,664
Austin-San Marcos                           9         1,924          60.6%         2,356           988         1,369         2,216
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Montgomery                                  8         2,338          64.7%         1,921           625         1,296         2,067
Fort Worth-Arlington                       11         2,270          61.5%         2,326         1,083         1,244         2,186
Fort Lauderdale                             4         1,118          88.0%         2,159           928         1,231         2,058
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Cincinnati                                  7         1,771          58.1%         2,094           869         1,225         2,064
Little Rock-North Little Rock               5           868          79.9%         1,660           459         1,201         1,315
Albuquerque                                 5         1,115          80.5%         1,780           588         1,192         1,361
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Galveston-Texas City                        6         1,176          92.9%         2,090           917         1,173         1,986
West Palm Beach-Boca Raton                  4         1,023         100.0%         2,302         1,130         1,172         2,243
Baton Rouge                                 5         1,194          71.9%         1,645           474         1,171         1,612
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Columbia                                    6         1,510          70.2%         1,919           785         1,134         1,893
Los Angeles-Long Beach                      4         1,683          23.9%         1,396           293         1,103         1,249
Las Vegas                                   5         1,413          79.5%         1,826           857           970         1,864
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Colorado Springs                            4           773          72.4%         1,208           295           914         1,122
San Diego                                   4           741          87.7%         1,496           587           909         1,319
Riverside-San Bernardino                    7         1,154          68.5%         1,387           487           899         1,267
                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
Daytona Beach                               3           728         100.0%         1,399           504           896         1,371

Other Markets (73)                        158        34,974          61.3%        36,834        13,950        22,884        35,725

                                       ------    ----------    ----------     ----------    ----------    ----------    ----------
December S S S                            540       148,069          72.5%       210,166        80,100       130,066       199,108
                                       ======    ==========    ==========     ==========    ==========    ==========    ==========

                                            DECEMBER 1999                     CHANGE (2000 LESS DECEMBER 1999)
                                       ------------------------    --------------------------------------------------------
M S A                                   EXPENSE        N O I        REVENUE          PCT           EXPENSE         PCT
-----                                  ----------    ----------    ----------     ----------      ----------     ----------

Washington                                  4,599         9,688         1,992           13.9%            443            9.6%
Phoenix-Mesa                                4,895         7,830           267            2.1%            127            2.6%
Chicago                                     3,950         7,116           715            6.5%            (65)          (1.6)%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Houston                                     5,509         7,804          (132)          (1.0)%           899           16.3%
Atlanta                                     3,034         5,803           414            4.7%            287            9.5%
Tampa-St. Petersburg-Clearwater             2,929         3,511           409            6.4%           (220)          (7.5)%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Dallas                                      2,611         3,763           121            1.9%           (187)          (7.2)%
Philadelphia                                2,048         3,344           564           10.5%             10            0.5%
Indianapolis                                2,722         2,998           495            8.6%           (374)         (13.7)%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Miami                                       1,891         3,053           459            9.3%            140            7.4%
Orlando                                     1,896         3,302           126            2.4%             72            3.8%
Denver                                        895         2,582           428           12.3%            135           15.1%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Nashville                                   1,706         2,865          (117)          (2.6)%            57            3.4%
Fort Wayne                                  1,443         2,316           631           16.8%            441           30.6%
San Antonio                                 2,430         2,606           100            2.0%            227            9.4%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Middlesex-Somerset-Hunterdon                1,035         2,053           241            7.8%            (25)          (2.4)%
Grand Rapids-Muskegon-Holland               1,918         2,454           732           16.7%            919           47.9%
Salt Lake City-Ogden                          867         1,854           125            4.6%             15            1.8%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Raleigh-Durham-Chapel Hill                  1,076         2,017           (10)          (0.3)%            90            8.4%
Tucson                                      1,014         1,912            72            2.5%             70            7.0%
Jacksonville                                1,210         1,579           121            4.3%            (23)          (1.8)%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Norfolk-Virginia Beach-Newport News           950         1,451           167            7.0%             77            8.2%
Orange County                                 401         1,262           258           15.5%            137           34.1%
Austin-San Marcos                             882         1,334           140            6.3%            106           11.9%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Montgomery                                    667         1,400          (146)          (7.1)%           (42)          (6.3)%
Fort Worth-Arlington                        1,064         1,122           140            6.4%             19            1.8%
Fort Lauderdale                               847         1,211           101            4.9%             81            9.6%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Cincinnati                                    754         1,310            30            1.4%            115           15.2%
Little Rock-North Little Rock                 546           769           345           26.2%            (87)         (16.1)%
Albuquerque                                   637           724           419           30.8%            (49)          (7.7)%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Galveston-Texas City                          964         1,022           104            5.2%            (47)          (4.9)%
West Palm Beach-Boca Raton                    924         1,319            59            2.6%            206           22.3%
Baton Rouge                                   487         1,125            33            2.1%            (13)          (2.8)%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Columbia                                      707         1,186            26            1.3%             78           10.9%
Los Angeles-Long Beach                        383           866           147           11.8%            (90)         (23.4)%
Las Vegas                                     753         1,111           (38)          (2.0)%           104           13.8%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Colorado Springs                              261           860            86            7.7%             34           12.7%
San Diego                                     467           852           177           13.4%            120           25.8%
Riverside-San Bernardino                      474           792           120            9.5%             13            2.8%
                                       ----------    ----------    ----------     ----------      ----------     ----------
Daytona Beach                                 485           885            28            2.1%             19            3.8%

Other Markets (73)                         14,612        21,114         1,109            3.1%           (662)          (4.5)%

                                       ----------    ----------    ----------     ----------      ----------     ----------
December S S S                             76,943       122,165        11,058            5.6%          3,157            4.1%
                                       ==========    ==========    ==========     ==========      ==========     ==========

                                    CHANGE (2000 LESS DECEMBER 1999)
                                    --------------------------------
M S A                                    N O I           PCT
-----                                  ----------     ----------

Washington                                  1,549           16.0%
Phoenix-Mesa                                  139            1.8%
Chicago                                       780           11.0%
                                       ----------     ----------
Houston                                    (1,031)         (13.2)%
Atlanta                                       127            2.2%
Tampa-St. Petersburg-Clearwater               629           17.9%
                                       ----------     ----------
Dallas                                        308            8.2%
Philadelphia                                  555           16.6%
Indianapolis                                  868           29.0%
                                       ----------     ----------
Miami                                         318           10.4%
Orlando                                        54            1.6%
Denver                                        293           11.3%
                                       ----------     ----------
Nashville                                    (176)          (6.1)%
Fort Wayne                                    190            8.2%
San Antonio                                  (127)          (4.9)%
                                       ----------     ----------
Middlesex-Somerset-Hunterdon                  266           13.0%
Grand Rapids-Muskegon-Holland                (187)          (7.6)%
Salt Lake City-Ogden                          109            5.9%
                                       ----------     ----------
Raleigh-Durham-Chapel Hill                   (100)          (5.0)%
Tucson                                          2            0.1%
Jacksonville                                  144            9.1%
                                       ----------     ----------
Norfolk-Virginia Beach-Newport News            89            6.2%
Orange County                                 121            9.6%
Austin-San Marcos                              35            2.6%
                                       ----------     ----------
Montgomery                                   (104)          (7.4)%
Fort Worth-Arlington                          122           10.8%
Fort Lauderdale                                20            1.6%
                                       ----------     ----------
Cincinnati                                    (85)          (6.5)%
Little Rock-North Little Rock                 432           56.2%
Albuquerque                                   468           64.6%
                                       ----------     ----------
Galveston-Texas City                          151           14.8%
West Palm Beach-Boca Raton                   (147)         (11.1)%
Baton Rouge                                    46            4.1%
                                       ----------     ----------
Columbia                                      (52)          (4.4)%
Los Angeles-Long Beach                        237           27.3%
Las Vegas                                    (141)         (12.7)%
                                       ----------     ----------
Colorado Springs                               54            6.2%
San Diego                                      57            6.6%
Riverside-San Bernardino                      107           13.6%
                                       ----------     ----------
Daytona Beach                                  11            1.2%

Other Markets (73)                          1,770            8.4%

                                       ----------     ----------
December S S S                              7,901            6.5%
                                       ==========     ==========